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                          ESC STRATEGIC FUNDS, INC.
                     SUPPLEMENT DATED SEPTEMBER 24, 1997
                      TO PROSPECTUS DATED JULY 29, 1997

      This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

      The Board of Directors of ESC Strategic Funds, Inc. has elected to liquidate the assets and discontinue the operations of the ESC Strategic Asset Preservation Fund effective September 29, 1997. Thus, as of September 29, 1997, ESC Strategic Asset Preservation Fund is no longer available as an investment.